CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                       HSBC BANK USA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

       N/A                                                 20-1177241
       (Jurisdiction of incorporation                      (I.R.S. Employer
       or organization if not a U.S.                       Identification No.)
       national bank)

       90 Christiana Road
       New Castle, Delaware                                19702
       (Address of principal executive offices)            (Zip Code)

                             John J. Mazzarella, FVP
                       HSBC Bank USA, National Association
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                      RENAISSANCE MORTGAGE ACCEPTANCE CORP.
               (Exact name of obligor as specified in its charter)

       Delaware                                            52-2356399
       (State or other jurisdiction                        (I.R.S. Employer
       of incorporation or organization)                   Identification No.)

       1000 Woodbury Road
       Woodbury, NY                                        11797
       (516)364-8500                                       (Zip Code)
       (Address of principal executive offices)


                       Home Equity Loan Asset-Backed Notes
                         (Title of Indenture Securities)

                                     General

Item 1.         General Information.
                --------------------

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 Comptroller of the Currency, New York, NY.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2.         Affiliations with Obligor.
                --------------------------

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 3-15.       Not Applicable

Item 16.        List of Exhibits
                ----------------

Exhibit
-------



T1A(i)          (1)   Copy of the Articles of Association of HSBC Bank USA,
                      National Association.

T1A(ii)         (1)   Certificate of the Comptroller of the Currency dated July
                      1, 2004 as to the authority of HSBC Bank USA, National
                      Association to commence business.

T1A(iii)        (3)   Certificate of Fiduciary Powers dated August 18, 2004 for
                      HSBC Bank USA, National Association

T1A(iv)         (1)   Copy of the existing By-Laws of HSBC Bank USA, National
                      Association.

T1A(v)                Not applicable.

T1A(vi)         (2)   Consent of HSBC Bank USA, National Association required by
                      Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (December 31, 2004), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)             Not applicable.

T1A(ix)               Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.
(2) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-113911 and incorporated herein by reference thereto.
(3) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-122063 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 31st day of March, 2005.


                                      HSBC BANK USA, NATIONAL ASSOCIATION


                                      By:/s/ Wendy Zhang
                                         ---------------------------------------
                                         Wendy Zhang
                                         Assistant Vice President

                                                               EXHIBIT T1A (VII)

                                                         Board of Governors of the Federal Reserve System
                                                         OMB Number: 7100-0036
                                                         Federal Deposit Insurance Corporation
                                                         OMB Number: 3064-0052
                                                         Office of the Comptroller of the Currency
                                                         OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL       Expires March 31, 2007

                                                         Please refer to page i,
                                                         Table of Contents, for
                                                         the required disclosure
                                                         of estimated burden.


CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

REPORT AT THE CLOSE OF BUSINESS MARCH 31, 2005                     (20040630)
                                                                      -----------
                                                                      (RCRI 9999)


This report is required by law; 12 U.S.C. ss.324 (State member        This report form is to be filed by banks with branches and
banks); 12 U.S.C. ss. 1817 (State nonmember banks); and 12 U.S.C.     consolidated subsidiaries in U.S. territories and possessions,
ss.161 (National banks).                                              Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an        The Reports of Condition and Income are to be prepared in
authorized officer and the Report of Condition must be attested       accordance with Federal regulatory authority instructions.
to by not less than two directors (trustees) for State nonmember
banks and three directors for State member and National Banks.        We, the undersigned directors (trustees), attest to the
                                                                      correctness of this Report of Condition (including the
I,  Joseph R. Simpson, Controller                                     supporting schedules) and declare that it has been examined by
    ----------------------------------------------------              us and to the best of our knowledge and belief has been
     Name and Title of Officer Authorized to Sign Report              prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and
                                                                      correct.

Of the named bank do hereby declare that these Reports of
Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.
                                                                      /s/ Sal H. Alfieri
   /s/ Joseph R. Simpson                                              --------------------------------------------------------------
---------------------------------------------------------             Director (Trustee)
Signature of Officer Authorized to Sign Report
                                                                      /s/ Bernard J. Kennedy
             5/10/05                                                   -------------------------------------------------------------
---------------------------------------------------------             Director (Trustee)
Date of Signature
                                                                      /s/ Martin Glynn
                                                                      --------------------------------------------------------------
                                                                      Director (Trustee)

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  SUBMISSION OF REPORTS

  Each Bank must prepare its Reports of Condition and Income          For electronic filing assistance, contact EDS Call report
  either:                                                             Services, 2150 N. Prospect Ave., Milwaukee, WI 53202,
                                                                      telephone (800) 255-1571.
  (a) in electronic form and then file the computer data file
      directly with the banking agencies' collection agent,           To fulfill the signature and attestation requirement for the
      Electronic Data System Corporation (EDS), by modem or           Reports of Condition and Income for this report date, attach
      computer diskette; or                                           this signature page to the hard-copy f the completed report that the bank places in its files.
  b)  in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if
      other than EDS) must transmit the bank's computer data file to EDS.
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FDIC Certificate Number        | 5 | 7 | 8 | 9 | 0 |
                               |___|___|___|___|___|

                                    (RCRI 9030)


http://WWW.BANKING.US.HSBC.COM                                         HSBC Bank USA, NATIONAL ASSOCIATION
---------------------------------------------------------------------  -------------------------------------------------------------
 Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087)  Legal Title of Bank (TEXT 9010)
 (Example:  www.examplebank.com)
                                                                       Wilmington
                                                                       -------------------------------------------------------------
                                                                       City (TEXT 9130)

                                                                       DE                               19801
                                                                       -------------------------------------------------------------
                                                                       State Abbrev. (TEXT 9200)        ZIP Code (TEXT 9220)

        Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

              REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA, National Association                 of Buffalo
--------------------------------------------------------------
  Name of Bank                                      City

in the state of New York, at the close of business March 31, 2005


ASSETS
                                                                                                            Thousands of dollars
Cash and balances due from depository institutions:

a. Non-interest-bearing balances currency and coin                                                              $  4,181,938
b. Interest-bearing balances                                                                                       3,000,883
  Held-to-maturity securities                                                                                      3,435,345
  Available-for-sale securities                                                                                   15,497,190
  Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold in domestic offices                                                                            575,150
b. Securities purchased under agreements to resell                                                                 2,278,365
Loans and lease financing receivables:

   Loans and leases held for sale                                                                               $  1,947,191
   Loans and leases net of unearned income                                              $ 83,667,261
   LESS: Allowance for loan and lease losses                                                 771,721
   Loans and lease, net of unearned income, allowance, and reserve                                              $ 82,895,540
   Trading assets                                                                                                 16,274,148
   Premises and fixed assets                                                                                         581,140
Other real estate owned                                                                                               18,668
Investments in unconsolidated subsidiaries                                                                           276,514
Customers' liability to this bank on acceptances outstanding                                                          60,523
Intangible assets: Goodwill                                                                                        2,091,831
Intangible assets: Other intangible assets                                                                           360,094
Other assets                                                                                                       5,094,244
Total assets                                                                                                     138,568,614


LIABILITIES

Deposits:

   In domestic offices                                                                                            59,206,551
   Non-interest-bearing                                                                    8,436,610
   Interest-bearing                                                                       50,769,941
In foreign offices                                                                                                24,890,120

   Non-interest-bearing                                                                      299,556
   Interest-bearing                                                                       24,590,564

Federal funds purchased and securities sold under agreements to repurchase:
a. Federal funds purchased in domestic offices                                                                        66,650
b. Securities sold under agreements to repurchase                                                                  1,284,404

Trading Liabilities                                                                                               11,187,187
Other borrowed money                                                                                              22,004,425
Bank's liability on acceptances                                                                                       60,523
Subordinated notes and debentures                                                                                  3,529,454
Other liabilities                                                                                                  4,936,179
Total liabilities                                                                                                127,165,493
Minority Interests in consolidated Subsidiaries                                                                          363


EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                              0
Common Stock                                                                                                           2,000
Surplus                                                                                                            9,260,394
Retained earnings                                                                                                  2,157,836
Accumulated other comprehensive income                                                                               -17,472
Other equity capital components                                                                                            0
Total equity capital                                                                                              11,402,758
Total liabilities, minority interests and equity capital                                                         138,568,614